SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 15, 1997



PRUDENTIAL SECURITIES SECURED FINANCING CORORATION, (as depositor under the Pooling and Servicing Agreement, dated November 18, 1997, which forms Irwin Home Equity Corporation Trust 1997-2, which will issue the Irwin Home Equity Corporation Trust 1997-2, Mortgage Pass-Through Certificates, Series 1997-2).

              Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                     333-27355                  13-3526694
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


One New York Plaza
New York, New York                                             10292
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 778-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 23
                                                 consecutively numbered pages.

Item 5.    Other Events.

     On December 15, 1997, and January 15, 1998, distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.
Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Statement to Certificateholders on December 15, 1997 and January 15, 1998, filed as Exhibit 99.1 and 99.2 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CHASE MANHATTAN BANK
                                     not in its individual capacity but solely as Trustee for Irwin Home Equity Corporation Trust 1997-2



Date:    January 30, 1998             By:  /s/ Regina Bergeland
                                        Chase Manhattan Bank
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                             Description of Exhibits         Page

        99.1             Monthly Certificateholder Statement on             6
                         December 15, 1997.

        99.2             Monthly Certificateholder Statement on             15
                         January 15, 1998.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 15, 1997

-----------------------------------------------------------------------------------------------------------------------------------
Irwin Home Equity Corporation

Mortgage Pass-Through Certificate Series1997-2
P & S Agreement Date:              November1, 1997
Original Settlement Date:          November18, 1997
                                                                 Group I (HELOCs)     Group II (HELs)        Total
                                              Initial Balance      $26,900,133.54      $23,100,251.37     $50,000,384.91
                                              Loans Delivered
                                                   Balance of      $43,099,866.46      $36,899,748.63     $79,999,615.09
                                             Pre-Funded Loans
                                                        Total      $70,000,000.00      $60,000,000.00    $130,000,000.00
===================================================================================================================================


Servicer Certificate (Page 1 of 5)

Distribution                                                                                                              12/15/97
Date:

Servicer's Remittance Amount
                                                                        Group I            Group II            Total
Interest                                                                  $219,524.95        $220,079.62        $439,604.57
Collections
----------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                     $639,572.15        $414,024.37      $1,053,596.52
----------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic                                         $0.00              $0.00              $0.00
Advances
----------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                         $128,687.55          $9,567.67        $138,255.22
----------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                           $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Insurance                                                                       $0.00              $0.00              $0.00
Proceeds
----------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                           $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                         $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                             $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                        $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment                                             $39,962.03        $117,739.84        $157,701.87
Earnings
----------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                       $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
            less:
                  Servicing Fee                                            $22,416.78         $19,250.21         $41,666.99
                  ----------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                             $1,005,329.90        $742,161.29      $1,747,491.19
----------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                         $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                             $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------





Distributions

Certificate Insurance Policy Premium Amount                                     $0.00              $0.00              $0.00
-----------------------------------------------------------------------------------------------------------------------------
                  Premium Percentage                         0.20%
                  -------------------------------------------------
Trustee's Fee                                                                  $112.08             $96.25            $208.33
-----------------------------------------------------------------------------------------------------------------------------
                  Trustee Fee Percentage                    0.005%
                  -------------------------------------------------
Class A-1 Interest Distribution                                            $307,158.08                           $307,158.08
Amount
-----------------------------------------------------------------------------------------------------------------------------
                  Class A-1 Certificate Rate              5.61630%
                  -------------------------------------------------
LIBOR                                                     5.40630%
-------------------------------------------------------------------
Class A-2 Interest Distribution                                                               $131,177.08        $131,177.08
Amount
-----------------------------------------------------------------------------------------------------------------------------
                  Class A-2 Certificate Rate               6.4250%
                  -------------------------------------------------
Class A-3 Interest Distribution                                                               $109,675.00        $109,675.00
Amount
-----------------------------------------------------------------------------------------------------------------------------
                  Class A-3 Certificate Rate               6.4200%
                  -------------------------------------------------
Class A-4 Interest Distribution                                                                $84,625.00         $84,625.00
Amount
-----------------------------------------------------------------------------------------------------------------------------
                  Class A-4 Certificate Rate               6.7700%
                  -------------------------------------------------
Total Interest Distribution                                                $307,158.08        $325,477.08        $632,635.16
-----------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution                                           $639,572.15                           $639,572.15
Amount
-----------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution                                                              $414,024.37        $414,024.37
Amount
-----------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution                                                                    $0.00              $0.00
Amount
-----------------------------------------------------------------------------------------------------------------------------
Class A-4 Principal Distribution                                                                    $0.00              $0.00
Amount
-----------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                               $639,572.15        $414,024.37      $1,053,596.52
-----------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement                                                $0.00              $0.00              $0.00
Amount
-----------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                   $0.00              $0.00              $0.00
-----------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution                                            $58,487.59          $2,563.59         $61,051.18
Amount
-----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                      $1,005,329.90        $742,161.29      $1,747,491.19
-----------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                  $22,416.78         $19,250.21         $41,666.99
-----------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                                $0.00                                 $0.00
-----------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                     $0.00              $0.00              $0.00
-----------------------------------------------------------------------------------------------------------------------------




Servicer Certificate (Page 2 of 5)
Distribution                                                                                                        12/15/97
Date:

Delinquency & REO Status

                                             Group I                         Group II                                 Total
Delinquent 30-59 days*
          No. of Accounts              0.84%                6               0.14%               1           0.50%             7
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.74%      $195,652.25               0.15%      $35,000.00           0.47%   $230,652.25
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of Accounts              0.00%                0               0.00%               0           0.00%             0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+
days*
          No. of Accounts              0.00%                0               0.00%               0           0.00%             0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and
Bankrupt Accounts

REO
          No. of Accounts              0.00%                0               0.00%               0           0.00%             0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0               0.00%           $0.00           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------





Foreclosed
          No. of Accounts              0.00%                0               0.00%               0           0.00%             0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of Accounts              0.00%                0               0.00%               0           0.00%             0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0               0.00%               0           0.00%             0
                  --------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00               0.00%           $0.00           0.00%         $0.00
                  --------------------------------------------------------------------------------------------------------------





Servicer Certificate (Page 3 of 5)

Distribution                                                                                                            12/15/97
Date:


                                             Group I                              Group II                          Total
Beginning Trust Balance                        $26,900,133.54                    $23,100,251.37                   $50,000,384.91
---------------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                           $26,260,561.39                    $22,686,227.00                   $48,946,788.39
---------------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                            $0.00                                                              $0.00
---------------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                         $215,792.68                                                        $215,792.68
---------------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                        $26,900,133.54                    $23,100,251.37                   $50,000,384.91
---------------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                           $26,476,354.07                    $22,686,227.00                   $49,162,581.07
---------------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                              722                               712                             1434
---------------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                 712                               701                             1413
---------------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest                    12.868%                           13.961%
Rate:
------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:          11.618%                           12.711%
------------------------------------------------------------------------------------------------
Weighted Average Term to Stated                        237.06                            131.57
Maturity:
------------------------------------------------------------------------------------------------
Book Value of REO Property                              $0.00                             $0.00                            $0.00
---------------------------------------------------------------------------------------------------------------------------------

Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                                  $3,836,278.61
--------------------------------------------------------------------------------------------------------------------------------
                  Letter of Credit                                                             $3,800,000.00
                  -------------------------------------------------------------------------------------------
                  Cash                                                                            $36,278.61
                  -------------------------------------------------------------------------------------------
                  Investment                                                                                             $68.95
                  Earnings
                  --------------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                    $3,836,278.60
--------------------------------------------------------------------------------------------------------------------------------
                  Group I Req'd Reserve Amount (8.25% of Group I Original                      $2,219,261.01
                  Balance)
                  -------------------------------------------------------------------------------------------
                  Group II Req'd Reserve Amount (7.00% of Group II Original                    $1,617,017.60
                  Balance)
                  -------------------------------------------------------------------------------------------

Available Funds Excess                                                                                               $61,051.18
--------------------------------------------------------------------------------------------------------------------------------
                  Group I Excess                                                                  $58,487.59
                  -------------------------------------------------------------------------------------------
                  Group II Excess                                                                  $2,563.59
                  -------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                                  $0.00
--------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of                                                                       $3,836,347.56
Excess
--------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                       $68.95
--------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                    $3,836,278.61
--------------------------------------------------------------------------------------------------------------------------------
                  Letter of Credit                                                             $3,800,000.00
                  -------------------------------------------------------------------------------------------
                  Cash                                                                            $36,278.61
                  -------------------------------------------------------------------------------------------





Servicer Certificate (Page 4 of 5)

Distribution                                                                                                            12/15/97
Date:

Insurance Policy Amounts

       Group I Insurance Policy
       Amounts
                          Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                          -------------------------------------------------------------------------------------------------------
                          Class A-1/Group I Deficiency Amount                                                              $0.00
                          -------------------------------------------------------------------------------------------------------
                          Class A-1/Group I Insured Payment                                                                $0.00
                          -------------------------------------------------------------------------------------------------------
                          Group I Available Amount                                                                 $1,003,740.06
                          -------------------------------------------------------------------------------------------------------
                          Group I Formula Distribution Amount                                                        $967,189.65
                          -------------------------------------------------------------------------------------------------------
                          Amount to be withdrawn from the Reserve Account per 6.4(d) of                                    $0.00
                          P&S
                          -------------------------------------------------------------------------------------------------------

       Group II Insurance Policy
       Amounts
                          Group II Credit Enhancement Distribution                                                         $0.00
                          Amount
                          -------------------------------------------------------------------------------------------------------
                          Group II Deficiency                                                                              $0.00
                          Amount
                          -------------------------------------------------------------------------------------------------------
                          Group II Insured Payment                                                                         $0.00
                          -------------------------------------------------------------------------------------------------------
                          Group II Available                                                                         $691,426.86
                          Amount
                          -------------------------------------------------------------------------------------------------------
                          Group II Formula Distribution Amount                                                       $654,876.45
                          -------------------------------------------------------------------------------------------------------
                                  Class A-2 Formula Distribution                                  $545,201.45
                                  Amount
                                  ----------------------------------------------------------------------------
                                  Class A-3 Formula Distribution                                  $109,675.00
                                  Amount
                                  ----------------------------------------------------------------------------
                                  Class A-4 Formula Distribution                                   $84,625.00
                                  Amount
                                  ----------------------------------------------------------------------------
                          Amount to be withdrawn from the Reserve Account per 6.4(d) of                                    $0.00
                          P&S
                          -------------------------------------------------------------------------------------------------------

Capitalized Interest Account
                                                                               Group I            Group II            Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit +     $383,117.95        $388,788.82        $771,906.77
Cash)
-----------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on              $0.00              $0.00              $0.00
remittance date
-----------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest                                       $383,280.09        $388,953.36        $772,233.45
Account
-----------------------------------------------------------------------------------------------------------------------------------

Pre-Funding Account
                                                                               Group I            Group II            Total
Pre-Funding Account Balance, last day of the preceding Collection Period,     $43,099,866.46     $36,899,748.63     $79,999,615.09
including earnings
-----------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to     $39,962.03        $117,739.84        $157,701.87
Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent                            $0.00              $0.00              $0.00
Transfer Date
-----------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to               $0.00              $0.00              $0.00
Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding                                             $43,099,866.46     $36,899,748.63     $79,999,615.09
Account
-----------------------------------------------------------------------------------------------------------------------------------





Servicer Certificate (Page 5 of  5)

Distribution                                                                                                              12/15/97
Date:

Investor Information
(As per $1,000.00 of Original Principal
Amount)

Class A-1 Certificates
      Total Distribution                                                                                             $13.524718
      --------------------------------------------------------------------------------------------------------------------------
      Amount of                                                                                                       $9.136745
      Principal
      --------------------------------------------------------------------------------------------------------------------------
      Amount of Prepayments Included in Above                                                                         $5.877585
      Amount
      --------------------------------------------------------------------------------------------------------------------------
      Amount of Interest                                                                                              $4.387973
      --------------------------------------------------------------------------------------------------------------------------
      Class A-1 Pool                                                                                                990.8632550
      Factor
      --------------------------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal                                                                         $70,000,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal                                                                            $69,360,427.85
Balance
--------------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
      Total Distribution                                                                                             $22.253120
      --------------------------------------------------------------------------------------------------------------------------
      Amount of                                                                                                      $16.898954
      Principal
      --------------------------------------------------------------------------------------------------------------------------
      Amount of Prepayments Included in Above                                                                        $13.793405
      Amount
      --------------------------------------------------------------------------------------------------------------------------
      Amount of Interest                                                                                              $5.354167
      --------------------------------------------------------------------------------------------------------------------------
      Class A-2 Pool                                                                                                983.1010461
      Factor
      --------------------------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal                                                                         $24,500,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal                                                                            $24,085,975.63
Balance
-------------------------------------------------------------------------------------------------------------------------------





Class A-3 Certificates
   Total Distribution                                                                                              $5.350000
   --------------------------------------------------------------------------------------------------------------------------
   Amount of                                                                                                       $0.000000
   Principal
   --------------------------------------------------------------------------------------------------------------------------
   Amount of Prepayments Included in Above                                                                         $0.000000
   Amount
   --------------------------------------------------------------------------------------------------------------------------
   Amount of Interest                                                                                              $5.350000
   --------------------------------------------------------------------------------------------------------------------------
   Class A-3 Pool                                                                                               1000.0000000
   Factor
   --------------------------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal                                                                          $20,500,000.00
Balance
---------------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal                                                                             $20,500,000.00
Balance
---------------------------------------------------------------------------------------------------------------------------------

Class A-4 Certificates
    Total Distribution                                                                                              $5.641667
    --------------------------------------------------------------------------------------------------------------------------
    Amount of                                                                                                       $0.000000
    Principal
    --------------------------------------------------------------------------------------------------------------------------
    Amount of Prepayments Included in Above                                                                         $0.000000
    Amount
    --------------------------------------------------------------------------------------------------------------------------
    Amount of Interest                                                                                              $5.641667
    --------------------------------------------------------------------------------------------------------------------------
    Class A-4 Pool                                                                                               1000.0000000
    Factor
    --------------------------------------------------------------------------------------------------------------------------

Beginning Class A-4 Certificate Principal                                                                          $15,000,000.00
Balance
---------------------------------------------------------------------------------------------------------------------------------
Ending Class A-4 Certificate Principal                                                                             $15,000,000.00
Balance
---------------------------------------------------------------------------------------------------------------------------------




                                  Exhibit 99.2

              Monthly Certificateholder Statement on January 15, 1998

-----------------------------------------------------------------------------------------------------------------------------------
Irwin Home Equity Corporation

Mortgage Pass-Through Certificate Series 1997-2
P & S Agreement Date:              November 1, 1997
Original Settlement Date:          November 18, 1997
                                                                 Group I (HELOCs)     Group II (HELs)              Total
                                              Initial Balance      $26,900,133.54      $23,100,251.37     $50,000,384.91
                                              Loans Delivered
                                                   Balance of      $43,099,866.46      $36,899,748.63     $79,999,615.09
                                             Pre-Funded Loans
                                                        Total      $70,000,000.00      $60,000,000.00    $130,000,000.00
===================================================================================================================================

Servicer Certificate (Page 1 of 5)

Distribution                                                                                                                1/15/98
Date:

Servicer's Remittance Amount
                                                                        Group I            Group II            Total
Interest                                                                  $293,634.05        $274,906.75        $568,540.80
Collections
----------------------------------------------------------------------------------------------------------------------------
Principal Collections                                                     $717,434.67        $350,609.72      $1,068,044.39
----------------------------------------------------------------------------------------------------------------------------
Reimbursement of Prior Month's Periodic                                 ($128,687.55)        ($9,567.67)      ($138,255.22)
Advances
----------------------------------------------------------------------------------------------------------------------------
Periodic Advances                                                          $99,331.77          $4,616.05        $103,947.82
----------------------------------------------------------------------------------------------------------------------------
Compensating Interest                                                           $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Insurance                                                                       $0.00              $0.00              $0.00
Proceeds
----------------------------------------------------------------------------------------------------------------------------
Loan Repurchase Price                                                           $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Substitution Adjustment                                                         $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Released Mortgage Property Proceeds                                             $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Net Liquidation Proceeds                                                        $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Pre-Funding Account Investment                                            $206,078.88        $176,433.46        $382,512.34
Earnings
----------------------------------------------------------------------------------------------------------------------------
Pre-Funding Principal in excess of Subsequent Receivables                       $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
            less:
                  Servicing Fee                                            $22,613.26         $19,535.36         $42,148.62
                  ----------------------------------------------------------------------------------------------------------

Servicer Remittance Amount:                                             $1,165,178.56        $777,462.95      $1,942,641.51
----------------------------------------------------------------------------------------------------------------------------

Net Foreclosure Profits                                                         $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------

Capitalized Interest Deposit Amount                                             $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------





Distributions

Certificate Insurance Policy Premium Amount                                $11,560.07          $9,931.00         $21,491.07
---------------------------------------------------------------------------------------------------------------------------
                  Premium Percentage                        0.20%
                  ------------------------------------------------
Trustee's Fee                                                                 $113.07             $97.68            $210.75
----------------------------------------------------------------------------------------------------------------------------
                  Trustee Fee Percentage                   0.005%
                  ------------------------------------------------
Class A-1 Interest Distribution                                           $378,370.77                           $378,370.77
Amount
----------------------------------------------------------------------------------------------------------------------------
                  Class A-1 Certificate Rate             6.33500%
                  ------------------------------------------------
LIBOR                                                    6.12500%
------------------------------------------------------------------
Class A-2 Interest Distribution                                                              $128,960.33        $128,960.33
Amount
----------------------------------------------------------------------------------------------------------------------------
                  Class A-2 Certificate Rate              6.4250%
                  ------------------------------------------------
Class A-3 Interest Distribution                                                              $109,675.00        $109,675.00
Amount
----------------------------------------------------------------------------------------------------------------------------
                  Class A-3 Certificate Rate              6.4200%
                  ------------------------------------------------
Class A-4 Interest Distribution                                                               $84,625.00         $84,625.00
Amount
----------------------------------------------------------------------------------------------------------------------------
                  Class A-4 Certificate Rate              6.7700%
                  ------------------------------------------------
Total Interest Distribution                                               $378,370.77        $323,260.33        $701,631.10
----------------------------------------------------------------------------------------------------------------------------

Class A-1 Principal Distribution                                          $717,434.67                           $717,434.67
Amount
----------------------------------------------------------------------------------------------------------------------------
Class A-2 Principal Distribution                                                             $350,609.72        $350,609.72
Amount
----------------------------------------------------------------------------------------------------------------------------
Class A-3 Principal Distribution                                                                   $0.00              $0.00
Amount
----------------------------------------------------------------------------------------------------------------------------
Class A-4 Principal Distribution                                                                   $0.00              $0.00
Amount
----------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution                                              $717,434.67        $350,609.72      $1,068,044.39
----------------------------------------------------------------------------------------------------------------------------

Certificate Insurer Reimbursement                                               $0.00              $0.00              $0.00
Amount
----------------------------------------------------------------------------------------------------------------------------
Reserve Account Deposit Amount                                                  $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------
Class R Certificate Distribution                                           $57,699.98         $93,564.23        $151,264.20
Amount
----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                     $1,165,178.56        $777,462.95      $1,942,641.51
----------------------------------------------------------------------------------------------------------------------------

Servicing Fees Distributed                                                 $22,613.26         $19,535.36         $42,148.62
----------------------------------------------------------------------------------------------------------------------------
Additional Certificate Allocation                                          $32,534.46                            $32,534.46
----------------------------------------------------------------------------------------------------------------------------
Liquidation Loan Loss Amount                                                    $0.00              $0.00              $0.00
----------------------------------------------------------------------------------------------------------------------------




Servicer Certificate (Page 2 of 5)

Distribution                                                                                                        1/15/98
Date:

Delinquency & REO Status

                                             Group I                   Group II                        Total
Delinquent 30-59 days*
          No. of Accounts              0.14%                1           0.29%                2           0.22%                3
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.27%       $70,000.00           0.26%       $58,513.25           0.27%      $128,513.25
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 60-89 days*
          No. of Accounts              0.00%                0           0.14%                1           0.07%                1
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00           0.16%       $35,000.00           0.07%       $35,000.00
Balances
--------------------------------------------------------------------------------------------------------------------------------

Delinquent 90+
days*
          No. of Accounts              0.00%                0           0.00%                0           0.00%                0
--------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00           0.00%            $0.00           0.00%            $0.00
Balances
--------------------------------------------------------------------------------------------------------------------------------

*Delinquency Amount is all Active Accounts including REO, Foreclosed, and
Bankrupt Accounts

REO
          No. of Accounts              0.00%                0             0.00%                0           0.00%                0
----------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
Balances
----------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0             0.00%            $0.00           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------





Foreclosed
          No. of Accounts              0.00%                0             0.00%                0           0.00%                0
----------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
Balances
----------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------

Bankruptcy
          No. of Accounts              0.00%                0             0.00%                0           0.00%                0
----------------------------------------------------------------------------------------------------------------------------------
          Trust                        0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
Balances
----------------------------------------------------------------------------------------------------------------------------------
                    Delinquent
30-59 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent
60-89 Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------
                    Delinquent 90+
Days:
                  No. of Accounts      0.00%                0             0.00%                0           0.00%                0
                  ----------------------------------------------------------------------------------------------------------------
                  Trust Balances       0.00%            $0.00             0.00%            $0.00           0.00%            $0.00
                  ----------------------------------------------------------------------------------------------------------------





Servicer Certificate (Page 3 of 5)

Distribution                                                                                                              1/15/98
Date:


                                                Group I                          Group II                         Total
Beginning Trust Balance                        $26,260,561.39                    $22,686,227.00                  $48,946,788.39
--------------------------------------------------------------------------------------------------------------------------------
Ending Trust Balance                           $25,543,126.72                    $22,335,617.28                  $47,878,744.00
--------------------------------------------------------------------------------------------------------------------------------

Beginning Additional Balance                      $215,792.68                                                       $215,792.68
--------------------------------------------------------------------------------------------------------------------------------
Ending Additional Balance                         $473,981.71                                                       $473,981.71
--------------------------------------------------------------------------------------------------------------------------------

Beginning Total Balance                        $26,476,354.07                    $22,686,227.00                  $49,162,581.07
--------------------------------------------------------------------------------------------------------------------------------
Ending Total Balance                           $26,017,108.43                    $22,335,617.28                  $48,352,725.71
--------------------------------------------------------------------------------------------------------------------------------

Beginning Number of Accounts                              712                               701                            1413
--------------------------------------------------------------------------------------------------------------------------------
Ending Number of Accounts                                 701                               693                            1394
--------------------------------------------------------------------------------------------------------------------------------

Weighted Average Mortgage Interest                    12.869%                           13.963%
Rate:
------------------------------------------------------------------------------------------------
Net Weighted Average Mortgage Interest Rate:          11.619%                           12.713%
------------------------------------------------------------------------------------------------
Weighted Average Term to Stated                        236.05                            130.58
Maturity:
------------------------------------------------------------------------------------------------
Book Value of REO Property                              $0.00                             $0.00                           $0.00
--------------------------------------------------------------------------------------------------------------------------------



Reserve Account (as of Closing)

Beginning Reserve Account Balance                                                                                 $3,836,347.56
---------------------------------------------------------------------------------------------------------------------------------
                  Letter of Credit                                                                         $3,800,000.00
                  -------------------------------------------------------------------------------------------------------
                  Cash                                                                                        $36,278.61
                  -------------------------------------------------------------------------------------------------------
                  Investment                                                                                            $167.32
                  Earnings
                  ---------------------------------------------------------------------------------------------------------------

Required Reserve Account Level                                                                                    $3,836,278.60
---------------------------------------------------------------------------------------------------------------------------------
                  Group I Req'd Reserve Amount (8.25% of Group I Original                                  $2,219,261.01
                  Balance)
                  -------------------------------------------------------------------------------------------------------
                  Group II Req'd Reserve Amount (7.00% of Group II Original                                $1,617,017.60
                  Balance)
                  -------------------------------------------------------------------------------------------------------

Available Funds Excess                                                                                              $151,264.20
---------------------------------------------------------------------------------------------------------------------------------
                  Group I Excess                                                                              $57,699.98
                  -------------------------------------------------------------------------------------------------------
                  Group II Excess                                                                             $93,564.22
                  -------------------------------------------------------------------------------------------------------

Application of Available Funds Excess to Reserve Account                                                             $446,254.62
---------------------------------------------------------------------------------------------------------------------------------

Reserve Account Balance Prior to Release of                                                                        $3,836,514.88
Excess
---------------------------------------------------------------------------------------------------------------------------------

Amount Released from Reserve Account due to Excess                                                                       $167.32
--------------------------------------------------------------------------------------------------------------------------------

Ending Reserve Account Balance                                                                                     $3,836,278.61
--------------------------------------------------------------------------------------------------------------------------------
                  Letter of Credit                                                                         $3,800,000.00
                  -------------------------------------------------------------------------------------------------------
                  Cash                                                                                        $36,278.61
                  -------------------------------------------------------------------------------------------------------





Servicer Certificate (Page 4 of 5)

Distribution                                                                                                              1/15/98
Date:

Insurance Policy Amounts

 Group I Insurance Policy
 Amounts
                    Class A-1/Group I Credit Enhancement Distribution Amount                                         $0.00
                    -------------------------------------------------------------------------------------------------------
                    Class A-1/Group I Deficiency Amount                                                              $0.00
                    -------------------------------------------------------------------------------------------------------
                    Class A-1/Group I Insured Payment                                                                $0.00
                    -------------------------------------------------------------------------------------------------------
                    Group I Available Amount                                                                 $1,306,944.30
                    -------------------------------------------------------------------------------------------------------
                    Group I Formula Distribution Amount                                                        $860,689.68
                    -------------------------------------------------------------------------------------------------------
                    Amount to be withdrawn from the Reserve Account per 6.4(d) of                                    $0.00
                    P&S
                    -------------------------------------------------------------------------------------------------------

 Group II Insurance Policy
 Amounts
                    Group II Credit Enhancement Distribution                                                         $0.00
                    Amount
                    -------------------------------------------------------------------------------------------------------
                    Group II Deficiency                                                                              $0.00
                    Amount
                    -------------------------------------------------------------------------------------------------------
                    Group II Insured Payment                                                                         $0.00
                    -------------------------------------------------------------------------------------------------------
                    Group II Available                                                                       $1,035,499.67
                    Amount
                    -------------------------------------------------------------------------------------------------------
                    Group II Formula Distribution Amount                                                       $589,245.05
                    -------------------------------------------------------------------------------------------------------
                            Class A-2 Formula Distribution                                  $479,570.05
                            Amount
                            ----------------------------------------------------------------------------
                            Class A-3 Formula Distribution                                  $109,675.00
                            Amount
                            ----------------------------------------------------------------------------
                            Class A-4 Formula Distribution                                   $84,625.00
                            Amount
                            ----------------------------------------------------------------------------
                    Amount to be withdrawn from the Reserve Account per 6.4(d) of                                    $0.00
                    P&S
                    -------------------------------------------------------------------------------------------------------

Capitalized Interest Account
                                                                                  Group I            Group II            Total
CIA Balance, last day of the preceding Collection Period (Letter of Credit +        $383,280.09     $388,953.36     $772,233.45
Cash)
--------------------------------------------------------------------------------------------------------------------------------
Capitalized Interest deposit amount transferred to Certificate Account on                 $0.00           $0.00           $0.00
remittance date
--------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Capitalized Interest                                          $383,674.10     $389,353.20     $773,027.30
Account
--------------------------------------------------------------------------------------------------------------------------------

Pre-Funding Account
                                                                                  Group I         Group II         Total
Pre-Funding Account Balance, last day of the preceding Collection Period,        $43,099,866.46  $36,899,748.63  $79,999,615.09
including earnings
--------------------------------------------------------------------------------------------------------------------------------
Earnings on Eligible investments, preceding Collection Period, transferred to       $206,078.88     $176,433.46     $382,512.34
Certificate Account
--------------------------------------------------------------------------------------------------------------------------------
Withdrawals of Principal made on the most recent Subsequent                               $0.00           $0.00           $0.00
Transfer Date
--------------------------------------------------------------------------------------------------------------------------------
Pre-Funding principal in excess of Subsequent Receivables transferred to                  $0.00           $0.00           $0.00
Certificate Account
--------------------------------------------------------------------------------------------------------------------------------
Ending Balance in the Pre-Funding                                                $43,099,866.46  $36,899,748.63  $79,999,615.09
Account
--------------------------------------------------------------------------------------------------------------------------------





Servicer Certificate (Page 5 of  5)

Distribution                                                                                                            1/15/98
Date:

Investor Information
(As per $1,000.00 of Original Principal
Amount)

Class A-1 Certificates
                  Total Distribution                                                                           $15.654364
                  --------------------------------------------------------------------------------------------------------
                  Amount of                                                                                    $10.249067
                  Principal
                  --------------------------------------------------------------------------------------------------------
                  Amount of Prepayments Included in Above                                                       $5.946581
                  Amount
                  --------------------------------------------------------------------------------------------------------
                  Amount of Interest                                                                            $5.405297
                  --------------------------------------------------------------------------------------------------------
                  Class A-1 Pool                                                                              980.6141883
                  Factor
                  --------------------------------------------------------------------------------------------------------

Beginning Class A-1 Certificate Principal                                                                  $69,360,427.85
Balance
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-1 Certificate Principal                                                                     $68,642,993.18
Balance
--------------------------------------------------------------------------------------------------------------------------

Class A-2 Certificates
                  Total Distribution                                                                           $19.574288
                  --------------------------------------------------------------------------------------------------------
                  Amount of                                                                                    $14.310601
                  Principal
                  --------------------------------------------------------------------------------------------------------
                  Amount of Prepayments Included in Above                                                      $10.106827
                  Amount
                  --------------------------------------------------------------------------------------------------------
                  Amount of Interest                                                                            $5.263687
                  --------------------------------------------------------------------------------------------------------
                  Class A-2 Pool                                                                              968.7904453
                  Factor
                  --------------------------------------------------------------------------------------------------------

Beginning Class A-2 Certificate Principal                                                                  $24,085,975.63
Balance
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-2 Certificate Principal                                                                     $23,735,365.91
Balance
--------------------------------------------------------------------------------------------------------------------------





Class A-3 Certificates
                  Total Distribution                                                                            $5.350000
                  --------------------------------------------------------------------------------------------------------
                  Amount of                                                                                     $0.000000
                  Principal
                  --------------------------------------------------------------------------------------------------------
                  Amount of Prepayments Included in Above                                                       $0.000000
                  Amount
                  --------------------------------------------------------------------------------------------------------
                  Amount of Interest                                                                            $5.350000
                  --------------------------------------------------------------------------------------------------------
                  Class A-3 Pool                                                                             1000.0000000
                  Factor
                  --------------------------------------------------------------------------------------------------------

Beginning Class A-3 Certificate Principal                                                                  $20,500,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-3 Certificate Principal                                                                     $20,500,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------

Class A-4 Certificates
                  Total Distribution                                                                            $5.641667
                  --------------------------------------------------------------------------------------------------------
                  Amount of                                                                                     $0.000000
                  Principal
                  --------------------------------------------------------------------------------------------------------
                  Amount of Prepayments Included in Above                                                       $0.000000
                  Amount
                  --------------------------------------------------------------------------------------------------------
                  Amount of Interest                                                                            $5.641667
                  --------------------------------------------------------------------------------------------------------
                  Class A-4 Pool                                                                             1000.0000000
                  Factor
                  --------------------------------------------------------------------------------------------------------

Beginning Class A-4 Certificate Principal                                                                  $15,000,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------
Ending Class A-4 Certificate Principal                                                                     $15,000,000.00
Balance
--------------------------------------------------------------------------------------------------------------------------




